Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement dated August 29, 2017 to the

Statutory Prospectus for Class A, Class C, Class T, Institutional Class and Class P Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2017 (as revised April 10, 2017) (as supplemented thereafter)

Disclosure Relating to AllianzGI Global Megatrends Fund, AllianzGI NFJ Global Dividend Value Fund and AllianzGI Multi-Asset Real Return Fund

Liquidation of the Funds

Effective on or about September 28, 2017 (the “Liquidation Date”), AllianzGI Global Megatrends Fund, AllianzGI NFJ Global Dividend Value Fund and AllianzGI Multi-Asset Real Return Fund (the “Funds”) will be liquidated and dissolved. Any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after dividend distributions required to eliminate any fund-level taxes are made and the expenses and liabilities of the Funds have been paid or otherwise provided for. Allianz Global Investors Distributors LLC, the Funds’ distributor (the “Distributor”), will waive contingent deferred sales charges applicable to redemptions from and after the date that is five (5) business days prior to the Liquidation Date through and including the Liquidation Date.

At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof, pursuant to the procedures set forth under “How to Buy and Sell Shares” in the Prospectus. Shareholders may also exchange their shares of the Funds for shares of the same class of any other series of the Allianz Funds Multi-Strategy Trust (the “Trust”) or Allianz Funds that offers that class, as described under “How to Buy and Sell Shares—Exchanging Shares” in the Prospectus. Such exchanges will be taxable transactions for shareholders who hold shares in taxable accounts.

Redemptions on the Liquidation Date will generally be treated like any other redemption of shares and may result in a gain or loss for U.S. federal income tax purposes. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Restrictions on New Purchases and Exchanges for Shares of the Funds

The Board of Trustees of the Trust has imposed the following restrictions on new purchases of, and exchanges for, shares of the Funds:

Effective as of the close of business on September 21, 2017, shares of the Funds will no longer be available for purchase by current or new investors in the Funds, other than through the automatic reinvestment of distributions by current shareholders. Shareholders of other series of the Trust and Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Fund, as described in the Prospectus under “How to Buy and Sell Shares—Exchanging Shares.” The Board of Trustees of the Trust and the Distributor, each reserves the right at any time to modify or eliminate the terms described above, including on a case-by-case basis.

Please retain this Supplement for future reference.